UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT  (DATE OF EARLIEST EVENT REPORTED):     FEBRUARY 14, 2006



                        N-VIRO INTERNATIONAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                       DELAWARE           0-21802        34-1741211
                   (STATE OR OTHER   (COMMISSION FILE   (IRS EMPLOYER
                   JURISDICTION OF         NUMBER)      IDENTIFICATION
                  INCORPORATION OR                            NO.)
                    ORGANIZATION)


            3450 W. CENTRAL AVENUE, SUITE 328 TOLEDO, OHIO     43606
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  1.01  Entry  Into  a  Material  Definitive  Agreement

On February 14, 2006, N-Viro International Corporation executed an Employment Agreement with Timothy R. Kasmoch. Mr. Kasmoch is now employed by the Company as President and Chief Executive Officer, and is a member of the Company's Board of Directors. The Company and Mr. Kasmoch agreed primarily to enter into an employment arrangement which is for a one-year term, is terminable with or without cause for $60,000 per year plus 50,000 unregistered shares of stock in the Company, and is effective at the date of the Agreement. The Employment Agreement has been attached to this filing as Exhibit 10.1.


Item  1.02  Termination  of  a  Material  Definitive  Agreement

On February 14, 2006, N-Viro International Corporation terminated the Memorandum of Employment with Daniel J. Haslinger, executed on September 27, 2004 and filed on Form 8-K on October 1, 2004. Also terminated on February 14, 2006 was the Storage Site Agreement executed between the Company and Mr. Haslinger, his spouse Rebecca Haslinger and MicroMacro Integrated Technologies, Inc., a company Mr. Haslinger owns. Mr. Haslinger was the President and Chief Executive Officer of N-Viro International Corporation since his appointment effective January 1, 2005, as filed on Form 8-K on December 27, 2004. Mr. Haslinger is now a consultant to the Company, and remains a member of the Company's Board of Directors. There were no early termination penalties incurred by the Company as a result of this action.


Item  5.02(b)   Departure  of  Principal  Officer

At a meeting of the Board of Directors on February 14, 2006, Daniel J. Haslinger was replaced as President and Chief Executive Officer of the Company when Timothy R. Kasmoch was appointed its President and CEO.


Item  5.02(c)   Appointment  of  Principal  Officer

At a meeting of the Board of Directors on February 14, 2006, the Company appointed Timothy R. Kasmoch as its President and Chief Executive Officer.

Mr. Kasmoch has been a member of the Board of Directors since January 27, 2006, as filed on a Form 8-K filed February 2, 2006. Mr. Kasmoch is also President and CEO of Tri-State Garden Supply, d/b/a Gardenscape, a bagger and distributor of lawn and garden products. Gardenscape currently provides trucking services to the Company. Mr. Kasmoch holds no other directorships or officer positions in other reporting companies, nor is related to any other directors or officers.

The Company issued a related press release on February 21, 2006, announcing Mr. Kasmoch's appointment, which has been attached to this filing as Exhibit 99.1.


Item  9.01  -  Financial  Statements  and  Exhibits
(d)     Exhibits

     Exhibit  No.     Description
     ------------     -----------
     10.1             Employment  Agreement,  executed  February  17,  2006.
     99.1             Press  Release  dated  February  21,  2006


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION


Dated:            February 21, 2006               By:       /s/  James K. McHugh
                   ----------------                         --------------------
                                                               James  K.  McHugh
                                                       Chief  Financial  Officer